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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in Amendment No. 1 to Registration Statement No. 333-51989 of Corsair Communications, Inc. on Form S-4 of our report dated January 7, 1998 relating to Subscriber Computing, Inc. appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Costa Mesa, California

May 21, 1998